UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2017

INTEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Mission College Blvd., Santa Clara, California 95054-1549

(Address of principal executive offices) (Zip Code)

(408) 765-8080

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 13, 2017, Intel Corporation (“Intel”) issued a joint press release with Mobileye N.V. (“Mobileye”), announcing the execution of a Purchase Agreement (the “Purchase Agreement”), dated as of March 12, 2017, by and among Intel, Cyclops Holdings, Inc., a wholly owned subsidiary of Intel (“Buyer”), and Mobileye. The full text of the joint press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In addition, on March 13, 2017, Intel and Mobileye also held a conference call for analysts and investors that included a presentation containing supplemental information regarding the proposed transaction. A copy of the presentation is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Joint Press Release of Intel Corporation and Mobileye N.V., dated March 13, 2017

99.2	Investor Presentation, dated March 13, 2017

Additional Information and Where to Find It

The tender offer described herein has not yet commenced. This Form 8-K is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any ordinary shares of Mobileye N.V. (“Mobileye”) or any other securities. On the commencement date of the tender offer, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, will be filed with the U.S. Securities and Exchange Commission (the “SEC”) by Intel and one or more of its subsidiaries and a solicitation/recommendation statement on Schedule 14D-9 will be filed with the SEC by Mobileye. The offer to purchase all of the issued and outstanding ordinary shares of Mobileye will only be made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the tender offer statement on Schedule TO. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WILL CONTAIN IMPORTANT INFORMATION. INVESTORS AND SHAREHOLDERS OF MOBILEYE ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT SUCH HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR ORDINARY SHARES. Investors and security holders may obtain a free copy of these statements (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov, at the transaction website (http://intelandmobileye.transactionannouncement.com), or by directing such requests to the Information Agent for the tender offer that will be named in the tender offer statement on Schedule TO.

Forward-Looking Statements

This Form 8-K and the materials attached hereto contain forward-looking statements related to the proposed transaction between Intel and Mobileye, including statements regarding the benefits and the timing of the transaction as well as statements regarding the companies’ products and markets. Words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “project,” “predict,” “should,” “would” and “will” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements are based on management’s expectations as of the date they were first made and involve risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. Such risks and uncertainties include, among others, the outcome of regulatory reviews of the proposed transaction; the ability of the parties to complete the transaction in the time expected or at all; the ability of Intel to successfully integrate Mobileye’s business; the market for advanced driving assistance systems and autonomous driving may develop more slowly than expected or than it has in the past; evolving government regulation of the advanced driving assistance systems and autonomous driving markets; the risk that we are unable to commercially develop the technologies acquired or achieve the anticipated benefits and synergies of the transaction; the risk that we are unable to develop derivative works from the technologies acquired; our ability to attract new or maintain existing customer and supplier relationships at reasonable cost; the failure to protect and enforce our intellectual property rights; assertions or claims by third parties that we infringe their intellectual property rights; the risk of technological developments and innovations by others; the risk of potential losses related to any product liability claims and litigation; the risk that the parties are unable to retain and hire key personnel; unanticipated restructuring costs may be incurred or undisclosed liabilities assumed; and other risks detailed in Intel’s and Mobileye’s filings with the SEC, including those discussed in Intel’s most recent Annual Report on Form 10-K and in any subsequent periodic reports on Form 10-Q and Form 8-K and Mobileye’s most recent Annual Report on Form 20-F and in any subsequent reports on Form 6-K, each of which is on file or furnished with the SEC and available at the SEC’s website at www.sec.gov. SEC filings for Intel are also available on Intel’s Investor Relations website at www.intc.com, and SEC filings for Mobileye are available in the Investor Relations section of Mobileye’s website at ir.mobileye.com. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. Unless otherwise required by applicable law, Intel and Mobileye undertake no obligation and do not intend to update these forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION (Registrant)

/s/ Suzan A. Miller
Suzan A. Miller
Date: March 13, 2017	Vice President, Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release of Intel Corporation and Mobileye N.V., dated March 13, 2017

99.2	Investor Presentation, dated March 13, 2017